Long-Term Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

	December 31, 2024 $	December 31, 2023 $
U.S. Dollar-denominated Revolving Credit Facility due in 2026	165,000	190,000
U.S. Dollar-denominated Term Loans and Bonds due from 2026 to 2030	724,874	662,255
Norwegian Krone-denominated Bonds due from 2025 to 2026	175,646	196,610
Euro-denominated Term Loan	—	27,409
Total principal	1,065,520	1,076,274
Unamortized discount and debt issuance costs	(5,981)	(8,252)
Total debt	1,059,539	1,068,022
Less current portion	(177,093)	(107,820)
Long-term debt	882,446	960,202
As at December 31, 2024 and 2023, the Company had one revolving credit facility available, which provided for borrowings of up to $350.0 million, of which $185.0 million (December 31, 2023 – $160.0 million) was undrawn. Interest payments are based on SOFR plus a margin of 1.45%. In June 2025, the borrowing capacity of the revolving credit facility is scheduled to be reduced by $15.0 million and the revolving credit facility is scheduled to mature in June 2026. The revolving credit facility is unsecured and may be used by the Company for general company purposes.
As at December 31, 2024, the Company had six U.S. Dollar-denominated term loans and bonds outstanding, which totaled $724.9 million in aggregate principal amount (December 31, 2023 – five U.S. Dollar-denominated term loans and bonds outstanding, which totaled $662.3 million). Interest payments on these term loans are based on SOFR plus an additional amount consisting of a margin and a credit adjustment spread, where such additional amount ranged from 2.00% to 3.45%, and interest payments on the bonds are fixed and range from 4.11% to 4.41%. Five of the combined term loans and bonds require quarterly interest and principal payments and four have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on the nine Company vessels to which the loans relate, together with certain other related security. In addition, as at December 31, 2024, all of the outstanding term loans were guaranteed by either the Company or the ship-owning entities within Teekay Nakilat Corporation (or the RasGas II Joint Venture), in which the Company has a 70% ownership interest.
As at December 31, 2024 and 2023, the Company had Norwegian Krone (or NOK) 2.0 billion of senior unsecured bonds in the Norwegian bond market that mature through 2026. As at December 31, 2024, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $175.6 million (December 31, 2023 – $196.6 million). The interest payments on the bonds are based on Norwegian Interbank Offered Rate (or NIBOR) plus a margin, where margins ranged from 4.90% to 5.15%. The Company entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.74% to 6.37% and the transfer of principal fixed at $229.0 million upon maturity in exchange for NOK 2.0 billion (see Note 13).
As at December 31, 2023, the Company had one Euro-denominated term loan outstanding, which totaled 24.8 million Euros ($27.4 million). Interest payments were based on the Euro Interbank Offered Rate (or EURIBOR) where EURIBOR was limited to zero or above zero values, plus a margin of 1.95%. The term loan matured in December 2024.
The weighted-average interest rates for the Company’s long-term debt outstanding excluding the effect of related interest swaps as at December 31, 2024 and December 31, 2023 were 7.06% and 7.59%, respectively. The Company uses swaps to economically hedge certain of its floating-rate debt (see Note 13). The weighted-average interest rates including the effect of related interest rate swaps were 5.65% and 5.82% as at December 31, 2024 and December 31, 2023, respectively.
Non-U.S.-denominated debt is revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company's Euro-denominated term loans and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company incurred foreign exchange (losses) gains of $(1.4) million, $(5.4) million, and $25.5 million for the years ended December 31, 2024, 2023 and 2022, respectively. At December 31, 2024, the Company has no exposure to Euro-denominated debt.
The aggregate annual long-term debt principal repayments required under the Company's revolving credit facility, loans and bonds subsequent to December 31, 2024, are $177.8 million (2025), $608.0 million (2026), $54.8 million (2027), $54.8 million (2028), $45.6 million (2029) and $124.5 million (thereafter).
Certain loan agreements require that (a) the Company maintain minimum levels of tangible net worth and aggregate liquidity, (b) the Company maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Company not exceed a maximum amount of leverage, and (d) certain of the Company’s subsidiaries maintain restricted cash deposits. As at December 31, 2024, the Company had four credit facilities with an aggregate outstanding loan balance of $490.2 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 110%, 110%, 120%, and 120%, which as at December 31, 2024 were 198%, 150%, 142%, and 186%, respectively. In January 2025, one of these loans was repaid when an associated vessel was refinanced. (see Note 20b). The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Company based on second-hand sale and purchase market data. Since vessel values can be volatile, the Company’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Company sold any of the vessels. The Company’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Company's subsidiaries are in default under their term loans and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at December 31, 2024, the Company was in compliance with all covenants relating to the Company’s credit facilities and other long-term debt.